SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008

                            SUPERLATTICE POWER, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                    000-24459              71-0915828
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


           420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (866) 946-4648

                                   ZINGO, INC.
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Superlattice Power, Inc. (formerly Zingo, Inc., referred to herein as "we", "us" or the "Company") entered into a Stock Purchase Agreement, dated as of May 15, 2008 (the "Agreement"), with Heritage Asset Management Inc. ("Heritage"), providing for the sale to Heritage of the 75,000 outstanding shares of common stock, constituting 100% of the outstanding stock, of our subsidiary Zingo Telecom, Inc. for $215,000. In connection with the sale of the shares of Zingo Telecom, the Agreement provided that we would (1) sell, assign and transfer to Heritage all receivables or debt obligations of Zingo Telecom owing to or held by us at the closing date, and (2) sell, assign and transfer to Heritage all outstanding shares of M/S Zingo Bpo Services Pvt. Ltd.

FOR THE FULL TERMS OF THE AGREEMENT DISCUSSED ABOVE, PLEASE REFER TO THE COPY OF THIS AGREEMENT FILED AS AN EXHIBIT WITH THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At a closing held on May 15, 2008, pursuant to the Agreement we sold to Heritage Asset Management Inc. for $215,000 the 75,000 outstanding shares of common stock, constituting 100% of the outstanding stock, of our subsidiary Zingo Telecom, Inc. In addition, at the closing, we assigned and transferred to Heritage all receivables or debt obligations of Zingo Telecom owing to or held by us at the closing date, and we assigned and transferred to Heritage all outstanding shares of M/S Zingo Bpo Services Pvt. Ltd.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

No.                Description of Exhibit
---                ----------------------

10.6 Stock Purchase Agreement, dated May 15, 2008, between the Company and Heritage Asset Management Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 21, 2008                         SUPERLATTICE POWER, INC.
                                           (Registrant)


                                           By: /s/ Holly Roseberry
                                               ---------------------------------
                                               Holly Roseberry,
                                               Chief Executive Officer


                                        3